CURRENT TECHNOLOGY CORPORATION

(a corporation formed under the laws of the Canada Business Corporations Act)

Private Placement of up to 2,000,000 Units

Purchase Price:  $0.25 per Unit

Each Unit Consisting of One Share of Common Stock and One Five-Year Warrant to Purchase One Share of Common Stock at an Exercise Price of $0.50 per Share

SUBSCRIPTION AGREEMENT AND INVESTMENT LETTER

THE UNITS OFFERED HEREBY (THE “UNITS” OR “SECURITIES”) ARE OFFERED BY CURRENT TECHNOLOGY CORPORATION (THE “COMPANY” OR “CTC”) THROUGH ITS OFFICERS AND DIRECTORS, ALTHOUGH THE COMPANY MAY PAY FINDERS FEES OR COMMISSIONS TO PERSONS WHO INTRODUCE INVESTORS TO THE COMPANY.  THE UNITS ARE OFFERED ON A “BEST EFFORTS” BASIS (THE “OFFERING”) PURSUANT TO SECTION 4(2) AND REGULATION D, RULE 506, PROMULGATED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). THE OFFERING IS DIRECTED SOLELY TO PERSONS WHO MEET THE DEFINITION OF “ACCREDITED INVESTOR” SET FORTH IN RULE 501(A) OF REGULATION D.  THE UNITS ARE NOT CURRENTLY REGISTERED UNDER THE ACT NOR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE “RESTRICTED SECURITIES” AS DEFINED IN RULE 144 UNDER THE ACT.  THE UNITS MAY NOT BE OFFERED OR SOLD UNLESS THEY ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE.  THE DELIVERY OF THIS DOCUMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION WITH RESPECT TO THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THIS SUBSCRIPTION AGREEMENT AND INVESTMENT LETTER HAS BEEN PREPARED FOR DISTRIBUTION TO A LIMITED NUMBER OF PERSONS (THE “INVESTORS” OR “OFFEREES”) TO ASSIST THEM IN EVALUATING A PROPOSED INVESTMENT IN SECURITIES OF THE COMPANY. THIS DOCUMENT CONSTITUTES AN OFFER ONLY TO THE PERSON TO WHOM IT IS DELIVERED BY THE COMPANY.  SUBSCRIPTIONS WILL BE ACCEPTED ONLY FROM PERSONS DEEMED ELIGIBLE UNDER THE CRITERIA SET FORTH IN THIS DOCUMENT.  THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION WHETHER OR NOT FUNDS HAVE BEEN RECEIVED BY THE COMPANY.

THESE SECURITIES INVOLVE A VERY HIGH DEGREE OF RISK AND SHOULD BE PURCHASED ONLY BY PERSONS WHO CAN AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT.

ALL PURCHASERS IN THIS OFFERING WILL BE REQUIRED TO REPRESENT IN WRITING TO THE COMPANY THAT THEY MEET THE INVESTOR CRITERIA SET FORTH HEREIN.  IN ADDITION, PURCHASERS WILL BE REQUIRED TO FURNISH WRITTEN EVIDENCE OF COMPLIANCE WITH ANY ADDITIONAL OR GREATER SUITABILITY STANDARDS AS MAY BE IMPOSED UNDER APPLICABLE SECURITIES LAWS.

THIS OFFERING HAS NOT BEEN REVIEWED BY, AND THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY, ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Securities cannot be sold, transferred, assigned or otherwise disposed of except in compliance with the restrictions on transfer contained in this Subscription Agreement and Investment Letter and applicable securities laws.

This Subscription Agreement and Investment Letter (the “Agreement”) is entered into for the purpose of accepting an Offer to purchase Units in the Company. The Units will be issued at the rate of $0.25 per Unit. Each Unit consists of one share of the Company’s common stock and one five-year warrant to purchase one share of common stock at an exercise price of $0.50 per share (the “Warrant”).

It is understood that this Agreement is not binding until the Company accepts it in writing, and that it then becomes binding in accordance with the terms of this Agreement. In connection with the undersigned’s investment in the Company, the undersigned subscriber (the “Subscriber”) is asked to make the representations set forth in this Agreement.

Receipt and Review of Information and Documents.

All information set forth herein is given as of the date set forth on the cover page.  The following documents are available to subscribers upon request and, if requested by the undersigned, have been delivered to and received and reviewed by the undersigned:  (i) the Company's Form 20-F for the year ended December 31, 2006, which includes audited financial statements as of December 31, 2006 and for the two fiscal years then ended (the “Form 20-F”); (ii) the Company’s Annual Report for the year ended December 31, 2007 as filed with the British Columbia   Securities  Commission on its SEDAR filing system ; and iii)  the Company’s quarterly report for the period ended March 31, 2008 as filed with the  Securities and Exchange Commission on its EDGAR filing system (the “Form 10-Q”). In addition, the undersigned represents that he or she has received all other documents which the undersigned deemed necessary to confirm the information set forth herein which were requested by the undersigned.  All of the foregoing documents have been reviewed by the undersigned and, to the extent deemed appropriate by the undersigned, by his financial and legal advisors.

Description of Common Stock.

The Company currently is authorized to issue an unlimited number of no par value common stock and no par value Class A preference shares.  As of May 13, 2008, the Company had 131,790,653 shares of common stock outstanding and no preference shares outstanding.

Each share of common stock is entitled to share pro rata in dividends and distributions, if any, with respect to the common stock when, as and if declared by the Board of Directors from funds legally available for such purpose. No holder of any shares of common stock has any preemptive rights to subscribe for any securities of the Company.  Upon liquidation, dissolution or winding up of the Company, each share of the common stock is entitled to share ratably in the amount available for distribution to holders of common stock.  All shares of common stock presently outstanding are fully paid and nonassessable.

Each shareholder is entitled to one vote for each share of common stock held.  There is no right to cumulate votes for the election of directors.  This means that holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

Use of Proceeds.

Net proceeds of this Offering (which may be paid directly to Celevoke, Inc.) are to be used to make the final $500,000 payment to Celevoke, completing the Company’s 51% acquisition thereof.    It will be necessary for the Company to raise additional equity or debt financing. There can be no assurance that the Company will be able to raise any additional funding.

Risk Factors.

Risks Associated with the Company

Please refer to the Company’s Form 20-F and Form 10-Q for some of the risks associated with the Company.

Risks Associated with the Offering

Arbitrary Determination of Offering Price.  The Offering price of the Units has been determined arbitrarily by management’s subjective assessment of the Company's current position and prospects and the current trading price of the Company’s common stock.  The Offering price does not bear a relationship to the Company's assets, book value or other recognized criteria of value and should not be regarded as an objective valuation or an indication of any future resale value of the shares of common stock underlying the Units.

Lack of Marketability of Shares and Warrants.  The shares of common stock and warrants underlying the Units are restricted securities as that term is defined under Rule 144 of the Act.

Therefore, neither the shares nor the warrants may not be readily liquidated in the event of an emergency.  Purchasers must be prepared to hold the Securities for an indefinite period of time.

No Dividends.  The Company does not intend to declare any dividends in the foreseeable future.  Investors who require income from dividends should not purchase these Securities.

Investor Representations and Qualifications.

The Offering is being conducted in reliance upon the non-public offering exemptions from registration provided in Sections 4(2) of the Act and Regulation D, Rule 506 promulgated under the Act.  No registration statement or other filing has been made with the Securities and Exchange Commission.  The conditions of these exemptions include, but are not limited to, satisfaction of certain requirements pertaining to the purchasers of the Securities offered hereby.

1.

Limitations on Resale of Securities Acquired in this Offering.  The Securities acquired in this offering will be “restricted securities” and may in the future be sold only in compliance with limited exemptions from registration under the Act, the availability of which must be established to the satisfaction of the Company.  The following legend will be placed on the certificates evidencing the shares and warrants:

The securities represented by this Certificate have not been registered under the Securities Act of 1933 (the “Act”) and are “restricted securities” as that term is defined in Rule 144 under the Act.  The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the corporation.

In addition, stop transfer instructions regarding the Securities will be issued to the transfer agent of the Company.  The Company will refuse to register any transfer of the Securities not made pursuant to registration under the Act, or pursuant to an available exemption from registration.

2.

Receipt and Review of Information.  The Subscriber has received and reviewed the documents listed above, and has been given the opportunity to discuss the business, properties, financial condition, and affairs of the Company with its management.  The Subscriber has reviewed this information and his contemplated investment with his legal, investment, financial, and tax and accounting advisors to the extent the undersigned deems such review necessary.  As a result, the undersigned is cognizant of the financial condition, capitalization, and proposed operations and financing of the Company, and the Subscriber has available full information concerning its affairs and has been able to evaluate the merits and risks of the investment in the Securities.  Further, the Subscriber represents that all of his questions have been answered and that all information requested has been provided.

3.

Investor Has Not Relied on Other Information.  The Subscriber acknowledges and understands that the Company has not authorized any person to make any statements on its behalf which would in any way contradict any of the information which the Company has provided to the

Subscriber in writing, including the information set forth in this Agreement.  The Subscriber further represents to the Company that the Subscriber has not relied upon any such representations regarding the Company, its business or financial condition, or this transaction in making any decision to acquire the Securities offered hereby.  If the Subscriber becomes aware of conflicting information, the undersigned will discuss this with management of the Company.

4.

Sophisticated Investor/Accredited Investor Status.  The Subscriber represents that he is a sophisticated investor in securities with companies in the development stage and acknowledges that he is able to fend for himself, can bear the economic risk of his investment, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Securities. In addition, the Securities will be sold only to persons who are “accredited investors” as defined under the federal securities laws.   Subscribers are asked to furnish information and representations sufficient for the Company to confirm the subscriber's status as an accredited investor in order for the Company to comply with its obligations to demonstrate compliance with federal and with state securities laws.  Please indicate each of the following categories in which the undersigned qualifies:

An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Employee Retirement Income Security Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self directed plan, with investment decisions made solely by persons that are otherwise accredited investors.

A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Shares.

A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity.

A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, Massachusetts or similar business trust, or a partnership (in each case not formed for the specific purpose of acquiring the Shares) with total assets in excess of $5,000,000.

An insurance company as defined in Section 2(13) of the Act.

An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

A natural person whose net worth, individually or jointly with spouse, exceeds $1,000,000 at this time (including the value of that person's principal residence valued at either (x) cost, including cost of improvements, net of current encumbrances on the property, or (y) the appraised value of the property as determined by a written appraisal used by an institution lender making a loan to that person secured by the property, including subsequent improvements, net of current encumbrances on the property).

A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

A natural person who had an individual income in excess of $200,000 in each of the two most recent calendar years or joint income with spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same level of income in the current calendar year.

Any entity in which all the equity owners are accredited investors (i.e., by virtue of their meeting any of the other tests for an “accredited investor”).

Any director or executive officer of the Company.

Miscellaneous.

This Agreement may be amended or modified only in writing signed by the parties.

This Agreement binds and inures to the benefit of the representatives, successors and permitted assigns of the respective parties.

This Agreement is made under, shall be construed in accordance with and shall be governed by the laws of the State of Colorado.

Any controversy, claim, dispute and matters of difference with respect to this Agreement and the transactions contemplated hereby shall be resolved through submission to arbitration in Denver, Colorado according to the rules and practices of the American Arbitration Association from time to time in force.

By the undersigned's execution below, it is acknowledged and understood that the Company is relying upon the accuracy and completeness hereof in complying with certain obligations under applicable securities laws.  The undersigned recognizes that the sale of the Units by the Company will be based upon his representations and warranties set forth herein and the statements made by the undersigned herein.

 The Subscriber may elect to exercise the Warrant in whole or in part by receiving Shares equal to the value (as determined below) of the Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Subscriber a number of Shares computed using the following formula:

X = Y(A-B)

                                   A

Where:

 X =   the number of Shares to be issued to the Subscriber;

Y = the number of Shares to be exercised under the Warrant;

A = Market Price; and

B = the Purchase Price

As used herein, the current fair market value of one share of Common Stock shall mean the average of the closing prices of the Company's Common Stock sold on all securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked price on such day on the OTC Bulletin Board or otherwise in the domestic over-the-counter market as reported by the Pink Sheets LLC, or any similar successor organization (the "Market Price"), for the five trading days immediately preceding the date notice of exercise of the Warrant is given. If on any date for which the Market Price per share of Common Stock is to be determined the Common Stock is not listed on any securities exchange or otherwise in the over-the-counter market, the Market Price per share of Common Stock shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless prior to such date the Company has become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the Market Price per share of Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock for each share thereof pursuant to the Company's acquisition.

IN WITNESS WHEREOF, subject to acceptance by the Company, the undersigned has completed this Agreement to evidence the undersigned's subscription for $500,000.

Date: May __, 2008

                       Subscriber:

      Signature (if purchasing as Joint Tenants, both must sign)

Subscriber:

Print Name: _________________________

Address:

Exact name(s) in which the certificates for Shares and Warrants are to be issued:

ACCEPTANCE

This Agreement is hereby accepted as of the __ day of May, 2008.

CURRENT TECHNOLOGY CORPORATION

Authorized Officer